Exhibit 10.1
RETIREMENT TRANSITION AGREEMENT
     This RETIREMENT TRANSITION AGREEMENT (hereinafter this “Agreement”) is entered into by and between Trinity Industries, Inc., a Delaware corporation (hereinafter “Trinity”), and Mark W. Stiles (hereinafter “Stiles”). Each of Trinity and Stiles is a “Party” and collectively, are the “Parties.”
RECITALS
     WHEREAS, on March 22, 2010, Stiles notified Trinity of his intent to begin a gradual transition towards retirement in 2013;
     WHEREAS, as part of Trinity’s longstanding succession plan, the Parties agreed to begin Stiles’ phased retirement transition on March 22, 2010;
     WHEREAS, on March 22, 2010, Stiles relinquished his position as Senior Vice President of Trinity and Group President — Construction, Marine, and Components, and assumed a new role that reports to the Chief Executive Officer of Trinity or his delegate;
     WHEREAS, Stiles’ competencies in business management; manufacturing; construction, infrastructure, and related industries; Stiles’ commercial contacts; and Stiles’ state and federal legislative and political contacts are unique and Trinity desires to capitalize on Stiles’ unique competencies and contacts during Stiles’ phased retirement transition; and
     WHEREAS, Trinity desires to assure itself of the services of Stiles for the period provided in this Agreement, and Stiles desires to serve in the employ of Trinity for such period, on the terms and conditions hereinafter provided;
     NOW, THEREFORE, in consideration of the Recitals and the mutual promises, covenants, and agreements set forth in this Agreement, the Parties promise and agree as follows:
ARTICLE 1
     1.1 Employment. Trinity hereby employs Stiles, and Stiles hereby accepts employment by Trinity, for the Duties (as defined below) and the Term (as defined below) upon the terms and conditions contained in this Agreement.
     1.2 Term. Subject to the termination provisions of Section 1.3 below, the “Term” of this Agreement shall mean the period commencing on the effective date (the “Effective Date”) which is the date set forth on the signature page hereof and ending on December 31, 2010, plus any additional period for which the term of this Agreement is extended pursuant to this Section 1.2. The Parties may, by a written amendment to this Agreement in each case, extend the Term of this Agreement to include (i) calendar year 2011, (ii) calendar year 2012 and (iii) the period beginning January 1, 2013 and ending May 15, 2013. If this Agreement is terminated pursuant to Section 1.3 below, the Term shall be deemed to have ended on the date of such termination in accordance with the provisions of Section 1.3.
     1.3 Early Termination.
     (a) Trinity Termination. If Stiles breaches any covenants or representations or warranties set forth this Agreement in any manner, Trinity shall have the right at any time thereafter to terminate this Agreement by providing written notice to Stiles informing him of such termination. Upon the termination of this Agreement by Trinity pursuant to this Section 1.3(a), Stiles’ employment shall be deemed to be terminated for cause as of the date set forth in the written notice provided to Stiles by Trinity and all obligations of Trinity to Stiles under this Agreement, including the obligation to make payments to Stiles, shall be deemed terminated as of such date.
     (b) Other Termination. This Agreement shall also terminate (i) at the expiration of the Term, (ii) by Stiles giving written notice to Trinity of his termination of his employment hereunder, or (iii) upon Stiles’ death. Upon termination of this Agreement pursuant to this Section 1.3(b)(i), all obligations of Trinity to Stiles under this Agreement, including the obligation to make payments to Stiles, shall be deemed terminated as of the date of the end of the Term. Upon termination of this Agreement pursuant to this Section 1.3(b)(ii), all obligations of Trinity to Stiles under this Agreement, including the obligation to make payments to Stiles, shall be deemed terminated in accordance with Section 1.3(c) below. Upon termination of this Agreement pursuant to this Section 1.3(b)(iii), Trinity shall make the required salary payment for the remainder of the Term (as set forth in Section 1.5) in which the death occurs and the Agreement will automatically terminate without further notice to any person at the expiration of the Term in which Stiles’ death occurs.
     (c) Notice of Termination. Each Party shall give the other party sixty days (60) written notice of termination during the Term of the Agreement. Trinity shall give written notice to Stiles by December 20 in each Term of whether it will extend the Term of the Agreement for the following year. If Trinity chooses not to extend the Term, the Agreement will terminate at the end of the Term; however, Trinity shall pay Stiles the then effective compensation through the end of February following the end of the Term.
     1.4 Position and Duties.
     (a) Position. During the Term, Stiles shall be an employee of the Company and shall use his best efforts in performing the Duties defined in Section 1.4(b) below. Stiles acknowledges and agrees that, effective as of March 22, 2010, he resigned from, as applicable, any and all positions as an officer, director, manager or similar position(s) of the Company and its subsidiaries.
     (b) Duties. During the Term, Stiles shall perform the following duties (“Duties”) as directed from time to time by the CEO or his delegate: (i) interact on Trinity’s behalf with regulatory bodies for the industries in which Trinity affiliates operate, including national, state, and local elected and appointed officials, (ii) identify for Trinity business opportunities and conduct due diligence for Trinity’s business development personnel, (iii) provide Trinity with contact and related information about Stiles’ personal network of individuals, elected officials, lobbyists, attorneys, consultants, and others whom Stiles employed, engaged, consulted with, counseled with, confided in, sought advice from, or conversed with in any way related to the business, affairs, finances, and enterprise of Trinity and/or its affiliated entities, (iv) be available at times identified on a schedule agreed to between Stiles and the CEO or his delegate for consultation with the Trinity’s CEO, CFO, corporate and business unit officers and other executive management, and (v) oversee and manage any special projects assigned to Stiles by the CEO or his delegate.
     1.5 Commitment and Compensation.
     During the Term, Stiles shall devote the time as set forth below and use his best efforts to perform the Duties, and Trinity shall compensate Stiles, on the following basis:
(a) From the Effective Date to December 31, 2010, Stiles shall receive the monthly compensation he currently receives as an employee (including perquisites), less applicable tax withholdings, except that he shall not receive or be entitled to (i) any 2010 short term incentive compensation (that would have been payable in 2011) and (ii) any long term incentive compensation in any form. Additionally, within ten (10) days after the Effective Date, Trinity shall pay Stiles a one-time, lump sum payment of $15,000.00 as an office allowance, subject to withholding for taxes. All compensation payable under this Section 1.5(a), excluding the office allowance, shall be paid to Stiles in accordance with Trinity’s standard payroll payment process.

In consideration of such compensation, Stiles shall perform the Duties on a full-time basis (40 hours per week) from and after the Effective Date through December 31, 2010.
(b) If the Parties extend the Term to include calendar year 2011 pursuant to Section 1.2, Stiles shall make himself available to Trinity for performing the Duties for twenty (20) hours per calendar week during the calendar year 2011 and Trinity shall pay to Stiles two hundred sixty thousand dollars and no cents ($260,000.00), less applicable tax withholdings, as his salary for that calendar year in accordance with Trinity’s standard payroll payment process.
(c) If the Parties extend the Term to include calendar year 2012 pursuant to Section 1.2, Stiles shall make himself available to Trinity for performing the Duties for eight (8) hours per calendar week during the calendar year 2012 and Trinity shall pay to Stiles one hundred four thousand dollars and no cents ($104,000.00), less applicable tax withholdings, as his salary for that calendar year in accordance with Trinity’s standard payroll payment process.
(d) If the Parties extend the Term to include January 1, 2013 through May 15, 2013 pursuant to Section 1.2, Stiles shall make himself available to Trinity for performing the Duties for four (4) hours per calendar week for the period from January 1, 2013 through May 15, 2013 and Trinity shall pay to Stiles twenty one thousand six hundred sixty seven dollars and no cents ($21,667.00), less applicable tax withholdings, as his salary for the period from January 1, 2013 through May 15, 2013 in accordance with Trinity’s standard payroll payment process.
(e) During the Term, Trinity will provide administrative services for answering Stiles’ Trinity telephone line and handling Stiles’ mail addressed to Trinity’s corporate offices. Through September 30, 2010, Trinity will provide one administrative staff member to make coordinated visits to Stiles’ home in Italy, Texas, if needed and as requested. While these administrative services have heretofore been provided to Stiles by Deanna Connor, Trinity reserves the right to substitute any administrative staff it deems appropriate.
     1.6 Employee Benefits. During 2010, Stiles will continue to be eligible to participate in standard employee benefits to the extent permitted under the terms of the employee benefits plans, excluding vacation pay benefits, and will be eligible to participate in the Executive Perquisite Program dated July 1, 2001 (as noted in Section 1.5(a) above). If the Term is extended beyond December 31, 2010 pursuant to Section 1.2, Stiles shall only be eligible for standard employee benefits that all employees are eligible to receive, including the 401k Enhanced Plan and group medical, dental and cancer plans, and excluding vacation pay, but only to the extent, if any, such benefits are permitted by such plans and benefits programs to be afforded to Stiles. Stiles acknowledges and agrees that employee benefits may be added, discontinued, amended, or modified at any time and from time to time during the Term at the sole discretion of Trinity. In the event of Stiles’ death during the Term, any benefits payable under any employee benefit plan in which Stiles participated shall be paid to the designated beneficiary(ies) on file at Trinity. During the Term, Stiles shall be entitled to retain the use of his company laptop and Blackberry, at Trinity’s cost, to facilitate his performance of the Duties. Stiles is not entitled to any vacation time or vacation pay during the Term. The Parties agree that nothing in this Agreement modifies any employee benefit plan and any employee benefits for which Stiles may be eligible shall be governed by the terms of the applicable plan(s).
     1.7 Travel Expenses. During the Term, Trinity shall reimburse Stiles for customary and reasonable travel expenses directly attributable to the Duties pursuant to Trinity Operating Procedure No. B-11, provided that any expense reasonably anticipated by Stiles to exceed $500.00 shall require written pre-approval by the CEO or his delegate.
     1.8 Incentive Stock Option Grants and Non-Qualified Stock Option Grants (“ISO’s and NQSO’s”). The Parties acknowledge and agree the ISO’s and NQSO’s granted to Stiles shall be governed by the express language, terms, and conditions of the plan(s) and agreements under which they were granted, and the Parties agree nothing contained in this Agreement is intended to modify or in any way whatsoever change the ISO’s and NQSO’s. Stiles acknowledges that Exhibit A, attached hereto, sets forth a listing of all ISO’s and NQSO’s previously granted to him and that were outstanding on the Effective Date.

     1.9 Restricted Stock and Career Stock Awards (“RSA’s”). The Parties acknowledge and agree that the RSA’s awarded to Stiles shall be governed by the express language, terms and conditions of the plan(s) and agreements under which they were awarded. If the Parties do not agree to extend the Term for any extension period pursuant to Section 1.2, all RSA’s that would have vested in any such extension period shall terminate, lapse, and be forfeited. With respect to thirty one thousand nine hundred forty (31,940) restricted shares heretofore granted to Stiles so as to vest from and after May 15, 2013, Stiles shall be entitled to accelerated vesting of said 31,940 restricted shares as at May 15, 2013 provided (i) this Agreement has been extended for each of 2011, 2012, and from January 1, 2013 through May 15, 2013 pursuant to Section 1.2, (ii) the CEO or his delegate determines at or prior to May 15, 2013, in the exercise of his or her sole and arbitrary discretion, that during the Term, Stiles has contributed the expected value to Trinity by faithful and professional performance of the Duties, (iii) the CEO or his delegate, upon making the determination called for in 1.9(ii) herein above, recommends to the Human Resources Committee of the Board of Directors of Trinity (the “Committee”) that the Committee consider acceleration of the vesting of the 31,940 restricted shares, and (iv) the Committee accelerates the vesting of these restricted shares. Stiles acknowledges that Exhibit B, attached hereto, sets forth a listing of all RSA’s previously awarded to him and that were outstanding on the Effective Date.
     1.10 Deferred Compensation Plan and Agreement. The Parties acknowledge and agree the Deferred Compensation Plan and Agreement dated January 1, 2005 (“DCP”), shall be governed by the express language, terms and conditions of the DCP and the Parties agree nothing contained in this Agreement is intended to modify or in any way whatsoever change the DCP. Stiles acknowledges and agrees that (a) he will not participate in the DCP for any year following 2010 notwithstanding any one or more extensions to the Term, (b) he will receive a distribution of his DCP account balance in accordance with the plan document, and (c) he is bound by the non-compete provision of paragraph 4(a) of the DCP.
     1.11 Amended and Restated Executive Severance Agreement. The Parties hereby agree, that notwithstanding any language therein to the contrary, that certain Amended and Restated Executive Severance Agreement, Class A-1, dated September 2008, between the Parties is hereby terminated as of the date hereof and made of no further force or effect.
ARTICLE 2
     2.1 Confidential Information, Code of Business Conduct and Ethics, and Training. During the Term, Trinity shall provide to Stiles confidential information and trade secrets of Trinity and its affiliated entities including, but not limited to, physical and electronic data and information regarding Trinity’s and its affiliated entities’ (a) customers, vendors, suppliers, consultants, and agents; (b) financial condition and activities, budgets, asset dispositions, mergers and acquisitions, ventures, partnerships, and investments; (c) manufacturing processes and equipment; and operational plans, strategies, objectives, and tactics; (d) marketing, sales, and related commercial plans, strategies, objectives, and tactics, and (e) overall growth initiatives and planning (collectively the “Confidential Information”). Stiles understands, acknowledges and agrees the Confidential Information gives Trinity and its affiliated entities a competitive advantage over others who do not have such Confidential Information and Trinity and/or its affiliated entities would be substantially harmed if the Confidential Information were disclosed without proper authorization. Stiles forever shall hold the Confidential Information in trust and confidence for Trinity and/or its affiliated entities and (x) shall never use the Confidential Information for any purpose (other than for the sole and express benefit of Trinity and/or its affiliated entities) and (y) shall never disclose to any person or entity the Confidential Information unless previously authorized by the CEO or his delegate in writing or such information has become public information through no fault or actions of Stiles. Stiles shall take all reasonable steps and to implement all reasonable measures to safeguard the Confidential Information and prevent its unauthorized disclosure. Stiles acknowledges and agrees he is also bound by the terms of the Confidentiality Agreement that he electronically signed on February 15, 2007 and thereafter reaffirmed on February 18, 2008, January 21, 2009, and November 17, 2009, all as part of Trinity’s training in “Protecting Company Trade Secrets”, and further agrees he shall remain bound by such Confidentiality Agreement and such affirmations.
Stiles hereby represents and warrants to Trinity that, at all times during his employment with Trinity, he has fully complied with (1) Trinity’s Code of Business Conduct and Ethics (the “Code of Business Conduct”) including, without limitation, the provisions regarding (i) Legal Compliance, (ii) Confidential Information, and (iii) Insider

Information and Insider Trading, (2) all of Trinity’s policies, and (3) all federal and state laws, including, but not limited to, federal and state securities laws relating to the trading of any securities on the basis of material, non-public information. Stiles further represents and warrants that he has properly and fully disclosed in writing to the Trinity Board, and/or the CEO, all acts, conduct, undertakings, as well as oral, written, and digital communications, which have been, or could be, subject to audit or investigation by any party including Trinity, governmental, regulatory agencies, or self-regulating agencies.
During the Term, Stiles shall fully comply with the Code of Business Conduct, all of Trinity’s policies, and all federal and state laws, including, but not limited to, federal and state securities laws and to participate in the web-hosted, and other Trinity training and education programs as directed by the CEO or his delegate.
     2.2 Non-Solicitation and Non-Compete. In consideration of Trinity’s promise to provide Stiles Confidential Information and other benefits and to protect Trinity’s Confidential Information and goodwill, during the Term and for a twenty four (24) month period immediately following the Term, Stiles shall not recruit employees of Trinity or its affiliated entities, including those hired or acquired by such entities during the Term of this Agreement, away from their employment with Trinity or an affiliate.
Further, in consideration of Trinity’s promise to provide Stiles Confidential Information and other benefits and to protect Trinity’s Confidential Information and goodwill, during the Term and for a twelve (12) month period immediately following the Term, Stiles shall not directly or indirectly, absent the express written consent of the CEO or his delegate, engage in, establish, perform any services for, or become or serve as a director, officer, employee, owner, partner, advisor, agent, or consultant, with (A) any Competing Business or (B) any business or entity that is or becomes during the Term a supplier or customer of Trinity or its affiliated entities. “Competing Business” means any business that competes, directly or indirectly, with Trinity or its affiliated entities (i) as of the Effective Date of this Agreement, (ii) any time during the two years preceding the Effective Date of this Agreement, or (iii) any time during the Term of this Agreement, which includes but is not limited to any business involved in designing, developing, manufacturing or servicing products in the construction, marine, energy (i.e., wind energy, tank containers, tank heads and propane tanks), railcar or component business, and related products and businesses. Because Trinity’s business is world-wide, Stiles responsibilities for Trinity are world-wide and Stiles shall receive Confidential Information about Trinity’s business world-wide, the geographic restriction for this Section 2.2 is world-wide.
Further, in consideration of Trinity’s promise to provide Stiles Confidential Information and other benefits and to protect Trinity’s Confidential Information and goodwill, during the Term and for the twenty four (24) month period immediately following the expiration date of the Term, Stiles shall not serve as a consulting or testifying expert for any third party in any legal proceedings (including arbitration or mediation) or threatened legal proceedings involving Trinity, unless called to do so by Trinity or an affiliate.
     2.3 Stock Trading. Stiles acknowledges that he is aware that United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. During the Term and for a six (6) month period immediately following the Term, Stiles shall abide by any Trinity blackout periods.
     2.4 Injunctive Relief. Stiles consents and agrees that if he has violated or were to violate Section 2.1 or 2.2 of this Agreement, Trinity would sustain irreparable harm and, therefore, in addition to any other remedies that Trinity may have under this Agreement or otherwise, and notwithstanding the provisions of Section 4.5 below, Trinity shall be entitled to apply to any court of competent jurisdiction for constructive trust and/or an injunction restraining Stiles or any other party from committing or continuing any such violation of this Agreement, in addition to any other damages and rights to which Trinity may be entitled.
     2.5 Consultation with Attorney and Tax Advisor. Stiles has been represented by counsel and tax advisors in connection with the negotiation and execution of this Agreement and has relied upon such counsel and tax advisors regarding the tax aspects of this Agreement and has not relied upon any of Trinity’s or its subsidiaries’ directors, officers, managers, employees, attorneys or accountants.

     2.6 Reliance. Stiles stipulates and acknowledges that Trinity is entering into this Agreement in reliance on the accuracy of all statements, representations, and warranties made by Stiles herein, including, but not limited to, the statements, representations, and warranties made in Sections 2.1, 3.1, 3.2, and 4.6.
ARTICLE 3
     3.1 General Release, Personal Representations, and Warranty. Stiles hereby IRREVOCABLY AND UNCONDITIONALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES, for himself, his heirs, executors, administrators, legal representatives, and assigns, Trinity and its current and former subsidiaries, parents, affiliates, successors, and assigns, and their respective directors, officers, managers, shareholders, employees, supervisors, attorneys, agents and representatives (collectively the “Released Parties”), from any and all claims, complaints, grievances, liabilities, obligations, promises, agreements, damages, causes of action, rights, debts, demands, controversies, costs, losses, interest, and expenses (including attorneys’ fees and expenses) whatsoever, other than any arising under this Agreement, and demands of every kind or nature whatsoever which he now has or may have or assert, growing out of or pertaining to, any transactions, dealings, employment, conduct, acts or omissions, or other matters or things arising from Stiles’ relationship or employment with Trinity occurring or existing at any time on or prior to the date of this Agreement. Unless otherwise specifically provided in this Agreement, Stiles releases Trinity from any and all rights or claims under (a) any cash bonuses, short term incentive compensation, and long term incentive compensation; (b) participation in the Deferred Compensation Plan and Agreement dated January 1, 2005; (c) participation in the Executive Perquisite Program dated July 1, 2001; (d) vacation pay, (e) any and all claims for benefits of any and all kinds and character; (f) compensatory and punitive damages; (g) any and all claims for personal, emotional, and medical injury; and (h) any and all claims for breach of contract or quasi-contract, or tort or negligence, as well as costs, interest, expenses, and attorneys’ fees relative thereto. Stiles waives any and all rights and claims which he has, or may have, against the Released Parties under the Age Discrimination in Employment Act, as amended, the Older Workers Benefit Protection Act of 1990, as amended, Title VII of the Civil Rights Act, as amended, the Americans with Disabilities Act, as amended, the Family and Medical Leave Act of 1993, the Equal Pay Act of 1963, the Rehabilitation Act of 1973, 42 U.S.C. § 1981, the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and/or 1871, the Sarbanes-Oxley Act, the Lilly Ledbetter Act, the Genetic Information and Nondiscrimination Act, the Texas Commission on Human Rights Act, the Texas Payday Law, the Texas Labor Code or any other applicable federal, state or local employment discrimination statute, law or ordinance, including, without limitation, claims for wrongful discharge, breach of express or implied contract or implied covenant of good faith and fair dealing, and any other claims arising under state or federal law, as well as any expenses, costs or attorneys’ fees. Stiles further agrees that Stiles will not file or permit to be filed on Stiles’ behalf any such claim as amended, or any other federal, state or municipal statutes, regulations, executive orders or ordinances, including any and all causes of action recognized at common law and/or public policy of the United States of America and/or the State of Texas. This release excludes any claim which cannot be released by private agreement, such as workers’ compensation claims, claims after the effective date of this Agreement, and the right to file administrative charges with certain government agencies. Nothing in this Agreement shall be construed to prohibit Stiles from filing a charge with or participating in any investigation or proceeding conducted by the Equal Employment Opportunity Commission, National Labor Relations Board, or a comparable state or local agency. Stiles represents and warrants that no other person has any right, title, interest, or claim, at law or equity, or pursuant to judgment, decree, or settlement, and whether arising by marriage, divorce or otherwise, to any of the compensation, benefits, or property set out in this Agreement.
     3.2 Covenant Not to Sue. Except for any actions necessary to enforce this Agreement, Stiles hereby represents, warrants and covenants that he has not filed and shall not file or initiate a lawsuit against Trinity or the Released Parties in any federal, state, or local forum as to any claim or dispute released under this Agreement and shall not permit any assignee, trustee, agent, or legal representative of Stiles to file or initiate, a lawsuit against Trinity or the Released Parties in any federal, state, or local forum as to any claim or dispute released under this Agreement. If Stiles or anyone acting on his behalf, including any federal, state, county, or municipal agency or entity, files any administrative claim or charge pertaining to Stiles’ employment with Trinity or relating to any claim released under this Agreement, Stiles hereby agrees to disclaim and waive any claim for damages of any nature, including wages, compensatory, and punitive damages, and attorneys’ fees, costs and expenses.

     3.3 No Admission of Liability. Stiles does hereby acknowledge and promise that, although Section 3.1 includes the full, complete, and final settlement and satisfaction by Stiles of all claims, demands and charges of every nature growing out of those matters involved in each and every aspect of his employment relationship with Trinity, these facts shall in no manner be deemed an admission, finding or indication — for any purpose whatsoever — that Trinity or the Released Parties have, at any time (including the present) or in any respect, contrary to law or to the rights of any person, violated the rights of Stiles or any other person.
ARTICLE 4
     4.1 Amendment Waiver. This Agreement may be amended, modified, superseded, or canceled, and any of the terms, provisions, covenants, or conditions hereof may be waived, only by a written instrument executed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance. The failure of any Party to this Agreement at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any Party to this Agreement of any condition contained in this Agreement, or of the breach of any term, provision, or covenant contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such condition or breach, or as a waiver of any other condition or of the breach of any other term, provision, or covenant.
     4.2 Effect of Termination. Upon termination of this Agreement pursuant to the terms hereof, this Agreement shall become void and of no further effect except for Sections 1.8, 1.9, 1.10, 2.1, 2.2, 2.3, 2.4, 3.1, 3.2, 3.3, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.8 which shall continue in full force and effect.
     4.3 Legal Proceedings. During the Term and for a period of twelve (12) months immediately following the expiration date of the Term, Stiles shall, without the necessity of a subpoena, make himself available, upon reasonable notice and at reasonable times, if deemed necessary by Trinity, for any and all legal proceedings or threatened legal proceedings involving Trinity or its affiliates and agrees to cooperate fully with Trinity and its affiliates in any such legal proceeding or threatened proceeding for which Trinity or any affiliate may call him as a witness or expert. Stiles shall also cooperate with Trinity and affiliates by providing any requested information and reasonably assist in the preparation for any discovery or legal proceedings. Further, Stiles shall immediately notify Trinity upon being contacted by any person or entity not specifically authorized by Trinity requesting information about internal company operations or matters, and Stiles shall refrain from providing any information until after notification to and consultation with Trinity. Stiles shall be reimbursed reasonable expenses incurred while serving as a witness for Trinity in any such proceedings. Stiles shall provide Trinity with proper documentation for expenses prior to reimbursement.
     4.4 Governing Law and Severability. Stiles acknowledges and agrees the terms and conditions of this Agreement are contractual and not a mere recital. Stiles further agrees and acknowledges that the validity and/or enforceability of this Agreement will be governed by the laws of the State of Texas, unless preempted by federal law, and that if any provision contained herein should be determined by any court or administrative agency to be illegal, invalid, unenforceable, or otherwise contrary to public policy, the validity and enforceability of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.
     4.5 Entire Agreement. Except for existing written agreements referred to herein for the purposes expressed and related to confidentiality, DCP, ISO’s, NQSO’s, and RSA’s, this Agreement contains the entire understanding between the Parties hereto with respect to Stiles employment, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained, which shall be deemed terminated effective immediately.
     4.6 Dispute Resolution. Except for any proceeding involving Section 2.1 or Section 2.2, any dispute, controversy or claim arising out of or in relation or connection to this Agreement, including, without limitation, any dispute as to the construction, validity, interpretation, enforceability, or breach of this Agreement, shall be exclusively and finally settled by binding arbitration in accordance with the then current Arbitration Rules of the American Arbitration Association, and any party may submit such dispute, controversy, or claim to arbitration.

Each party may elect one arbitrator and the Parties shall mutually select a third arbitrator, and all three arbitrators shall determine the dispute, controversy, or claim by a majority vote. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, as amended, to the exclusion of any provision of state law inconsistent therewith or which would produce a different result, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. The arbitration shall be held in Dallas, Texas.
     4.7 Voluntary Consent. By signing this Agreement, Stiles acknowledges (a) he has read this Agreement and fully understands its terms and their import; (b) any and all questions regarding the terms of this Agreement have been asked and answered to his complete satisfaction; (c) he has had at least 21 days to consider the terms and effects of this Agreement and has either considered it for that period of time or has knowingly and voluntarily waived his right to do so; (d) he may revoke this Agreement by sending written notice to S. THEIS RICE, VICE PRESIDENT AND CHIEF LEGAL OFFICER, TRINITY INDUSTRIES, INC., 2525 Stemmons Freeway, Dallas, Texas 75207, so as to be received within seven (7) days of Stiles’ signing of this Agreement (“Revocation Period”); (e) the receipt of the consideration described in this Agreement is expressly conditioned on his signing of this Agreement and the expiration of the mandatory Revocation Period, without revocation by Stiles; (f) he has been given the opportunity to consult with an attorney of his own choosing regarding the terms of this Agreement and encouraged to do so; and (g) he is entering into this Agreement voluntarily, of his own free will, and without any coercion, undue influence, threat, or intimidation of any kind or type whatsoever.
     4.8 Notices. All notices or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given on (a) the date when either (i) delivered personally, (ii) delivered by overnight delivery service with signature confirmation of receipt, or (iii) subject to the following sentence, delivered via facsimile if confirmed by appropriate receipt of the completed transmission, or (b) the date delivered by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Any facsimile shall be effective if the facsimile receipt establishes it was received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after the receipt of the facsimile if the facsimile receipt establishes it was not received during the recipient’s normal business hours. Either Party may, by written notice to the other Party, change the address for mailing such notices.

Notices to Trinity:	Trinity Industries, Inc.
Attn: General Counsel
2525 Stemmons Freeway
Dallas, TX 75207
Facsimile: [214-589-8824]

Notices to Stiles:	Mark W. Stiles
1152 North Highway 77
Italy, Texas 76651

With a copy to:

Rogge Dunn
Clouse Dunn Khoshbin LLP
1201 Elm Street, Suite 5200
Dallas, Texas 75270-2142
Fax (214) 220-3833

     NOW, THEREFORE, intending to be legally bound hereby, Stiles signs this Agreement on this 28th day of July, 2010.
MARK W. STILES

/s/ Mark W. Stiles
Mark W. Stiles
     NOW, THEREFORE, intending to be legally bound hereby, James E. Perry, an authorized officer, executes this Agreement on behalf of Trinity Industries, Inc. this 29th day of July, 2010 (the “Effective Date”).
TRINITY INDUSTRIES, INC.

By:	/s/ James E. Perry

	Trinity Industries, Inc.	Page:	1
Options Summary	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:37:18PM
As of: 7/20/2010
Current Market Value: $20.0000

Mark W. Stiles	ID: 53170

Option No: 0413961	Option Date: 5/29/2003	Shares: 26,469	Price: $11.3333	Plan: 1998	Type: ISO	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

0	5/29/2004	0	$0.00	5/29/2013	6/14/2006	Cash	8,823	$31.4100
0	5/29/2005	0	$0.00	5/29/2013	6/6/2007	Cash	8,823	$46.9800
8,823	5/29/2006	0	$0.00	5/29/2013	9/25/2008	Cash	8,823	$30.0000

8,823	5/29/2007	0	$0.00	5/29/2013			26,469
8,823	5/29/2008	0	$0.00	5/29/2013

26,469		0	$0.00

Option No: 0413962	Option Date: 5/29/2003	Shares: 24,531	Price: $11.3333	Plan: 1998	Type: NQ	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

10,200	5/29/2004	0	$0.00	5/29/2013	8/10/2005	Same-Day Sale	10,613	$24.6667
10,200	5/29/2005	0	$0.00	5/29/2013	9/1/2005	Same-Day Sale	9,788	$25.1805
1,377	5/29/2006	0	$0.00	5/29/2013	6/14/2007	Same-Day Sale	2,753	$45.0100

1,377	5/29/2007	0	$0.00	5/29/2013			23,154
1,377	5/29/2008	1,377	$15,605.95	5/29/2013

24,531		1,377	$15,605.95

Option No: 0414188	Option Date: 5/10/2004	Shares: 5,279	Price: $18.9400	Plan: 2004	Type: ISO	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

0	5/10/2005	0	$0.00	5/10/2014
0	5/10/2006	0	$0.00	5/10/2014
0	5/10/2007	0	$0.00	5/10/2014
0	5/10/2008	0	$0.00	5/10/2014
5,279	5/10/2009	5,279	$99,984.26	5/10/2014

5,279		5,279	$99,984.26
Exhibit A

	Trinity Industries, Inc.	Page:	2
Options Summary	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:37:18PM
As of: 7/20/2010
Current Market Value: $20.0000

Mark W. Stiles	ID: 53170

Option No: 0414189	Option Date: 5/10/2004	Shares: 22,772	Price: $18.9400	Plan: 2004	Type: NQ	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

5,611	5/10/2005	0	$0.00	5/10/2014	9/12/2005	Same-Day Sale	5,610	$25.4333
5,610	5/10/2006	0	$0.00	5/10/2014	6/14/2007	Same-Day Sale	11,221	$45.0100

5,610	5/10/2007	0	$0.00	5/10/2014			16,831
5,610	5/10/2008	5,610	$106,253.40	5/10/2014
331	5/10/2009	331	$6,269.14	5/10/2014

22,772		5,941	$112,522.54

Option No: 415032		Option Date: 5/9/2005		Shares: 5,055		Price: $17.9400	Plan: 2004	Type: ISO		Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

0	5/9/2006	0	$0.00	5/9/2015
0	5/9/2007	0	$0.00	5/9/2015
0	5/9/2008	0	$0.00	5/9/2015
0	5/9/2009	0	$0.00	5/9/2015
5,055	5/9/2010	5,055	$90,686.70	5/9/2015

5,055		5,055	$90,686.70

Option No: 415033		Option Date: 5/9/2005		Shares: 20,220		Price: $17.9400	Plan: 2004	Type: NQ		Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

5,055	5/9/2006	0	$0.00	5/9/2015	6/14/2007	Same-Day Sale	10,110	$45.0100

5,055	5/9/2007	0	$0.00	5/9/2015			10,110
5,055	5/9/2008	5,055	$90,686.70	5/9/2015
5,055	5/9/2009	5,055	$90,686.70	5/9/2015

20,220		10,110	$181,373.40

	Trinity Industries, Inc.	Page:	3
Options Summary	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:37:18PM
As of: 7/20/2010
Current Market Value: $20.0000

Mark W. Stiles	ID: 53170

Option No: 416810	Option Date: 12/10/2008	Shares: 6,775	Price: $16.2400	Plan: 2004	Type: ISO	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

6,775	5/15/2012	0	$0.00	12/10/2018

6,775		0	$0.00

Option No: 416811	Option Date: 12/10/2008	Shares: 38,225	Price: $16.2400	Plan: 2004	Type: NQ	Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS

Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares

38,225	5/15/2012	0	$0.00	12/10/2018

38,225		0	$0.00

Total Options Exercisable:	27,762
Total Price:	$500,172.85
Total Potential Gain:	$55,067.15

	Trinity Industries, Inc.	Page:	1
Awards Summary	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:34:56PM
As of: 7/20/2010
Current Market Value: $20.0000

Mark W. Stiles	ID: 53170

Award No: 0414017	Award Date: 5/29/2003	Shares: 24,000	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

8,000	5/29/2007	8,000	Check	5/29/2007	Release	8,000	$46.1700
8,000	5/29/2009	8,000	Check	5/29/2009	Release	8,000	$15.2400
8,000	5/29/2009	0	Check

24,000		16,000				16,000

Award No: 0414035	Award Date: 12/17/2003	Shares: 15,000	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

15,000	11/30/2013	0	Check

15,000		0
Vesting has been adjusted

Award No: 0414281	Award Date: 5/11/2004	Shares: 42,750	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

14,250	5/11/2008	14,250	Check	5/11/2008	Release	14,250	$33.4700
14,250	5/11/2010	14,250	Check	5/11/2010	Release	14,250	$23.6900
14,250	5/11/2012	0	Check

42,750		28,500				28,500

Award No: 413711	Award Date: 4/2/2001	Shares: 15,000	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS
Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

Exhibit B

	Trinity Industries, Inc.	Page:	2
Awards Summary	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:34:56PM
As of: 7/20/2010
Current Market Value: $20.0000
Mark W. Stiles	ID: 53170

Award No: 413711	Award Date: 4/2/2001	Shares: 15,000	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

9,000	4/2/2004	9,000	Check	4/2/2004	Release	9,000	$19.6267
3,000	4/2/2005	3,000	Check	4/2/2005	Release	3,000	$18.6200
3,000	4/2/2006	3,000	Check	4/2/2006	Release	3,000	$36.2600

15,000		15,000				15,000

Award No: 413783	Award Date: 12/12/2001	Shares: 4,500	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

4,500	12/12/2004	4,500	Check	12/12/2004	Release	4,500	$21.1067

4,500		4,500				4,500

Award No: 413801	Award Date: 3/21/1997	Shares: 3,000	Price: $0.0000	Plan: 1993	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

3,000	11/30/2013	0	Check

3,000		0
Vesting has been adjusted

Award No: 413812	Award Date: 3/12/1998	Shares: 1,500	Price: $0.0000	Plan: 1993	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

1,500	11/30/2013	0	Check

1,500		0
Vesting has been adjusted

Awards Summary	Trinity Industries, Inc.	Page:	3
	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:34:56PM
As of: 7/20/2010
Current Market Value: $20.0000
Mark W. Stiles	ID: 53170

Award No: 413831	Award Date: 12/7/1998	Shares: 2,250	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

2,250	11/30/2013	0	Check

2,250		0
Vesting has been adjusted

Award No: 413858	Award Date: 12/9/1999	Shares: 3,750	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

3,750	11/30/2013	0	Check

3,750		0
Vesting has been adjusted

Award No: 414101	Award Date: 5/9/2002	Shares: 15,000	Price: $0.0000	Plan: 1998	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

9,000	5/9/2005	9,000	Check	5/9/2005	Release	9,000	$17.9800
3,000	5/9/2006	3,000	Check	5/9/2006	Release	3,000	$46.2800
3,000	5/9/2007	3,000	Check	5/9/2007	Release	3,000	$45.0000

15,000		15,000				15,000

Award No: 415008	Award Date: 3/14/2005	Shares: 4,950	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

4,950	11/30/2011	0	Trade

4,950		0
Vesting has been adjusted

Awards Summary	Trinity Industries, Inc.	Page:	4
	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:34:56PM
As of: 7/20/2010
Current Market Value: $20.0000
Mark W. Stiles	ID: 53170

Award No: 415288	Award Date: 5/9/2005	Shares: 40,500	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

13,500	5/9/2009	13,500	Check	5/9/2009	Release	13,500	$16.9500
13,500	5/9/2011	0	Check
13,500	5/9/2013	0	Check

40,500		13,500				13,500

Award No: 415587	Award Date: 5/15/2006	Shares: 16,500	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

5,500	5/15/2007	5,500	Trade	5/15/2007	Release	5,500	$46.6800
5,500	5/15/2009	5,500	Trade	5/15/2009	Release	5,500	$14.4100
5,500	5/15/2011	0	Trade

16,500		11,000				11,000

Award No: 416062	Award Date: 5/7/2007	Shares: 23,700	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

7,900	5/15/2008	7,900	Trade	5/15/2008	Release	7,900	$37.5000
7,900	5/15/2010	7,900	Trade	5/15/2010	Release	7,900	$23.5100
7,900	5/15/2012	0	Trade

23,700		15,800				15,800

Award No: 416287	Award Date: 5/5/2008	Shares: 26,400	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

Awards Summary	Trinity Industries, Inc.	Page:	5
	ID:75-0225040	File:	Optsum
	2525 Stemmons Freeway	Date:	7/20/2010
	Dallas, Texas 75207-2401	Time:	3:34:56PM
As of: 7/20/2010
Current Market Value: $20.0000
Mark W. Stiles	ID: 53170

Award No: 416287	Award Date: 5/5/2008	Shares: 26,400	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

5,280	5/15/2009	5,280	Trade	5/15/2009	Release	5,280	$14.4100
5,280	5/15/2010	5,280	Trade	5/15/2010	Release	5,280	$23.5100
5,280	5/15/2011	0	Trade
5,280	5/15/2012	0	Trade
5,280	5/15/2013	0	Trade

26,400		10,560				10,560

Award No: 417380	Award Date: 5/4/2009	Shares: 32,200	Price: $0.0000	Plan: 2004	Type: RSA	Accept Date:

AWARD SCHEDULE				TRANSACTIONS				CANCELLATIONS
			Tax Payment
Issued	Vest Date	Vested	Method	Date	Type	Shares	Value	Date	Reason	Shares

6,440	5/15/2010	6,440	Trade	5/15/2010	Release	6,440	$23.5100
6,440	5/15/2011	0	Trade
6,440	5/15/2012	0	Trade
6,440	5/15/2013	0	Trade
6,440	5/15/2014	0	Trade

32,200		6,440				6,440

Total Awards Earned But Not Yet Released:	0
Total Price:	$0.00
Total Potential Gain	$0.00